SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 29, 2000

                            CENTRAL NEWSPAPERS, INC.
             (Exact name of registrant as specified in its charter)



           INDIANA                      1-10333                 35-0220660
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                200 EAST VAN BUREN STREET, PHOENIX, ARIZONA 85004
              (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code   (602) 444-8000

                                      NONE
         (Former name or former address, if changed since last report.)





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ITEM 5. OTHER EVENTS.

         In a press release dated June 28, 2000, the Registrant and Gannett Co., Inc. announced that they have entered into a definitive agreement for Gannett's acquisition of the Registrant for an approximate cash purchase price of $2.6 billion.

         Attached as Exhibits and incorporated herein by reference to this Form 8-K is a copy of the following documents: (a) press release, dated June 28, 2000, jointly issued by the Registrant and Gannett Co., Inc, (b) Agreement and Plan of Merger dated as of June 28, 2000 among the Registrant, Gannett Co., Inc. and Pacific and Southern Indiana Corp. and (c) Voting and Tender Agreement dated as of June 28, 2000 by and among the Eugene C. Pulliam Trust, Gannett Co., Inc., and Pacific and Southern Indiana Corp.


ITEM 7. EXHIBITS

           (c)      Exhibits.

           EXHIBIT
           NUMBER        DESCRIPTION
           ------        -----------
           2.1           Agreement and Plan of Merger dated as of June 28, 2000
                         among Central Newspapers, Inc., Gannett Co., Inc. and
                         Pacific and Southern Indiana Corp.

           2.2 Voting and Tender Agreement dated as of June 28, 2000 by and among the Eugene C. Pulliam Trust, Gannett Co., Inc. and Pacific and Southern Indiana Corp.

           99.1          Press Release dated June 28, 2000

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTRAL NEWSPAPERS, INC.



Date: June 29, 2000                By:   /s/ THOMAS K. MACGILLIVRAY
                                      ------------------------------
                                       Thomas K. MacGillivray
                                       Senior Vice President
                                          and Chief Financial Officer
                                       (Principal Financial Officer and Duly
                                          Authorized Officer)


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